        UNDERTAKING AND INDEMNITY AGREEMENT


     THIS UNDERTAKING AND INDEMNITY AGREEMENT (the
"Agreement") is entered into as of the 23rd day of October,1995, by and between EMERITUS CORPORATION, a Washington corporation ("EMERITUS"), P. JULES
PATT AND PAMELA J. PATT (collectively "PATT") and
PAINTED POST PARTNERSHIP, a Pennsylvania general partnership (the "PARTNERSHIP"), with reference to the following facts:

     A. The Partnership is the owner, and Patt is the licensed operator, of the real property and the improvements and the personal property comprising that adult home known as Green Meadows
Painted Post and located at 120 Creekside Drive,
Painted Post, New York (the "Facility"). In addition, the Partnership is the employer of certain persons associated with, and is the holder of certain licenses necessary for, the operation of the Facility and has made the same available to Patt in connection with its operation of the Facility.

     B.  By Asset Purchase Agreement dated July
31, I 995, as assigned and amended by Assignment and Assumption Agreement dated August 31,1995 and
Consent To Assignment Of and First Amendment To
Asset Purchase Agreement dated September 1,1995,
Emeritus Corporation, a Washington corporation
("Emeritus") agreed to acquire the Facility from the Partnership, which is the owner of the real and personal property comprising the Facility.

     C.  In order to finance its acquisition of
     the Facility and three other facilities in Pennsylvania and Delaware owned by affiliates of the Partnership (the "Other Facilities"), Emeritus assigned its right to acquire the Facility and the Other Facilities to Health Care Property
Investors, Inc. and to HCPI Trust (collectively,
"HCPI").

     D.  Under the terms of its agreement with
HCPI, HCPI will lease the Facility back to the Partnership under the terms of a Lease Agreement of even date herewith (the "Facility Lease"), which in turn has agreed to assign the Facility
Lease to Patt, as the licensed operator of the Facility, and HCPI will lease the Other Facilities to Emeritus, all of which will occur concurrently with HCPI's acquisition of title thereto. Patt has further agreed to assign the Facility Lease to Emeritus' affiliate, Painted Post Partners, a
Washington general partnership ("Painted Post
Partners") at such time as it becomes the licensed operator of the Facility.

     E.  By Agreement to Provide Administrative
     Services of even date herewith (the
"Administrative Services Agreement"), Emeritus has agreed to provide certain administrative services to Patt in connection with the day to day operations of the Facility pending an assignment of the Lease to Painted Post Partners. In order to facilitate the provision by Emeritus of the services provided thereunder, the Partnership is willing to continue to make the employees and the licenses controlled by it available to Patt until the Lease is assigned to Painted Post Partners and to confirm that obligation in writing for the benefit of Patt and Emeritus.

     I. In light of the fact that the Partnership and Patt agreed as an accommodation to Emeritus to lease the Facility from HCPI, Emeritus has agreed to indemnify Patt and the Partnership from and against any and all costs, expenses, damages and liability which it or they may incur with respect to the Facility and the Facility Lease from and after the Effective Date hereof(as defined below).

     J.  The Administrative Services Agreement
contains certain indemnity provisions which Patt and Emeritus are desirous of expanding upon in order to ensure that the intent of the parties is met.

     NOW, THEREFORE, in consideration of the
foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY AGREED AS
FOLLOWS:

                     AGREEMENT

                    INDEMNITY.


     Emeritus  does  hereby  agree  to  indemnify,
defend  and hold harmless Patt and the Partnership
and the partners thereof entirely from and against
any   and   all   liabilities,  losses,   damages,
expenses, costs, suits, legal or administrative proceedings, or expenses of whatsoever nature
(including, without limitation, sums paid in settlement thereof, fines, penalties, operating expenses incurred by Emeritus (or by the Partnership and/or Patt, with the understanding and approval of Emeritus) and not covered by the revenues of the Facility, fees due and paid or payable to Emeritus under the Administrative
Services Agreement, including fees accrued prior to the date of the assignment of the Administrative Services Agreement to Painted Post
Partners, rent and any other sums due under the Facility Lease, including sums due in connection with the performance by Patt or the Partnership of its or their obligations under the Facility Lease, consequential damages, attorney's fees including attorney's fees incurred to enforce this Agreement or to collect any sums due hereunder, and court costs) incurred by Patt and the Partnership from and after the Effective Date (as defined below) in connection with the operation of the Facility or the performance by the Partnership or Patt of its or their obligations under the Facility Lease
(collectively, the "Losses, Costs and Expenses");
provided, however, that nothing herein shall be construed as obligating Emeritus to indemnify Patt or the Partnership from any Losses, Costs and Expenses which result from an Event of Default by Patt (as defined herein).

     Patt does hereby agree to indemnify, defend and hold harmless Emeritus entirely from and against any Losses, Costs and Expenses which Emeritus may incur as a result of the occurrence of an Event of Default by Patt. For purposes hereof, it shall be deemed to be an Event of Default by Patt if Patt shall take any action in exercising the rights granted to it or performing the obligations imposed on it under the Administrative Services Agreement which are not otherwise the responsibility of Emeritus under the provisions of this Indemnity Agreement and, as a result thereof, Emeritus incurs any Losses, Costs and Expenses as a result thereof unless (i) such action was recommended, suggested or approved by Emeritus, (ii) Emeritus, fails within ten (10) days after receiving written notice of Patt's intention to take any such action, to notify Patt in writing of Emeritus' objections thereto or
(iii) Patt takes such action as a result of Emeritus' failure to perform one or more of its obligations under the Administrative Services
Agreement as and when the same are to be performed pursuant thereto or within any cure period provided for therein. Notwithstanding anything to the contrary contained herein or in the Administrative Services Agreement, Patt shall not be required to pay Emeritus any fee otherwise required to be paid to Emeritus pursuant to the Administrative Services Agreement other than from revenues generated by the Facility.

     The foregoing indemnity obligations of each of Emeritus and Patt to the other shall terminate upon the assignment of the Facility Lease and the Administrative Services Agreement to Painted Post
Partners except with respect to any acts or omissions occurring prior to the date of said assignment with respect to which the indemnity obligations of each party shall survive until a full and final resolution of any matters related thereto whether raised before or after the date of said assignment. Except as specifically set forth herein, each of Emeritus and Patt shall be released from any further obligations to the other hereunder upon the effective date of said assignment.

     2. UNDERTAKING

     In order to facilitate the performance by Patt of its obligations under the Lease and by Emeritus of its obligations under the Administrative Services Agreement, the Partnership does hereby agree to continue to make available to Patt the persons in its employ and the licenses held by it in connection with the operation of the Facility. This undertaking shall terminate upon the assignment of the Facility Lease by Patt and the Partnership to Painted Post Partners in accordance with the terms thereof.


     3. ATTORNEY'S FEES

     In any action or arbitration brought to
enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover from the other the costs and expenses of maintaining such an action, including without limitation, reasonable attorney's fees and expenses incurred before such action is commenced, before trial, at trial, and on appeal, whether such action is at law, in equity or in a bankruptcy proceeding.

     4.  AMENDMENT OR MODIFICATION

     This Agreement may not be amended or modified in any respect whatsoever except by instrument in writing signed by the parties hereto. This
Agreement and the documents and agreements delivered pursuant hereto or in connection herewith constitute the entire agreement between the parties hereto and supersede all prior negotiations, discussions, writings and agreements between them. In the event any of the provisions of this Agreement conflict with any of the provisions of the Administrative Services
Agreement, the provisions of this Agreement shall control.

     5.  SUCCESSORS AND ASSIGNS

     The terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the heirs and successors of the parties hereto, including, but not limited to, Painted Post Partners and its general partners, Raymond R. Brandstrom and Daniel
R. Baty, upon the assignment of the Facility Lease to Painted Post Partners by the Partnership and Patt.

     6. GOVERNING LAW

     This Agreement shall be governed by and
construed in accordance with the laws of the State of Washington.

     7. SEVERABILITY


     Should any one or more of the provisions of this Agreement be determined to be invalid, unlawful or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

     8. COUNTERPARTS

     This Agreement may be executed in
counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

     9.  EFFECTIVE DATE

     This Agreement shall be effective as of
     October 23, I995 (the "Effective Date")


     IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first set forth above.

               EMERITUS CORPORATION

               By: /s/ Raymond R. Brandstrom
                  ----------------------------
               Its:  President


               PAINTED POST PARTNERSHIP

               By:  /s/
                  ----------------------------
               Its:  G.P.

               P.   JULES PATT

               /s/ P. Jules Patt
               -------------------------------

               PAMELA J. PATT

               /s/ Pamela J. Patt
               -------------------------------